                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17565, 333-33475 and 333-44371) of
Renaissance Worldwide, Inc. (formerly The Registry, Inc.) of our report dated February 22, 1999, except for the termination of the line of credit described in Note 9, which is as of March 24, 1999, appearing in this Form 10-K.

                                          PricewaterhouseCoopers LLP

Boston, Massachusetts
March 26, 1999